NATIXIS FUNDS

Supplement dated September 14, 2015 to the Summary Prospectuses, Prospectuses, and Statements of Additional Information, dated February 1, 2015 and May 1, 2015, as may be revised or supplemented from time to time, for the following funds.

AEW Real Estate Fund	Loomis Sayles Limited Term Government and Agency Fund
CGM Advisor Targeted Equity Fund	Loomis Sayles Strategic Income Fund
Loomis Sayles Core Plus Bond Fund	Loomis Sayles Value Fund
Loomis Sayles Growth Fund	Natixis Oakmark Fund
Loomis Sayles High Income Fund	Natixis U.S. Equity Opportunities Fund
Loomis Sayles Investment Grade Bond Fund	Vaughan Nelson Small Cap Value Fund

At a meeting held on September 10, 2015, the Board of Trustees of the funds approved the early conversion of each fund’s Class B shares into Class A shares.

Accordingly, effective at the close of business on January 11, 2016 (the “Conversion Date”), all Class B shares of each fund will automatically convert to Class A shares of the same fund, notwithstanding the conversion schedule set forth in each fund’s Prospectus that indicates a later date. No contingent deferred sales charges (“CDSCs”) will be assessed in connection with this early conversion.

The automatic conversion of each fund’s Class B shares into Class A shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by converting shareholders, although each shareholder should consult with his or her own tax advisor.